                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2002



                          THE SPECTRANETICS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               DELAWARE                                0-19711                              84-0997049
     (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
           OF INCORPORATION)


          96 TALAMINE COURT, COLORADO SPRINGS, COLORADO                                        80907
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (719) 633-8333


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         This Current Report on Form 8-K is filed by The Spectranetics
Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

         On May 15, 2002, the Company announced that its Annual Meeting of Stockholders had been deferred from its originally scheduled date of June 4, 2002, in a press release, dated May 15, 2002, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS.

(c)      Exhibits.

      Exhibit
      Number            Description of Exhibit
      -------           ----------------------

       99.1     The Company's press release, dated May 15, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2002                     THE SPECTRANETICS CORPORATION



                                       By:      /s/ EMILE GEISENHEIMER
                                                --------------------------------
                                                Emile Geisenheimer
                                                Chairman of the Board and
                                                Acting Chief Executive Officer



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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                   DESCRIPTION
      -------                  -----------
       99.1     The Company's press release, dated May 15, 2002.